Exhibit 99.1

Pro Forma Condensed Consolidating Statements of Operations

 and Pro Forma Adjusted EBITDAM Reconciliation

The following unaudited pro forma condensed consolidated statements of operations are presented to give effect to the consummation of the Plan and the implementation of the Restructuring Transactions. The unaudited pro forma condensed consolidating statements of operations have been derived from STN’s financial statements, which are included in the Company’s Registration Statement on Form 10 and STN’s Annual Report on Form 10-K for the year ended December 31, 2010, and the financial statements of the Company which are included in the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2011.  Preparation of the unaudited pro forma condensed consolidated statements of operations is based on estimates and assumptions deemed appropriate by the Company’s management which are set forth in the accompanying Notes to Pro Forma Condensed Consolidating Statements of Operations and Pro Forma Adjusted EBITDAM Reconciliation. The unaudited pro forma condensed consolidated statements of operations for the twelve months ended September 30, 2011 and the twelve months ended September 30, 2010 have been prepared as if the implementation of the Plan and the Restructuring Transactions had occurred on October 1, 2010 and 2009, respectively.  The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2011 and the nine months ended September 30, 2010 have been prepared as if the implementation of the Plan and the Restructuring Transactions had occurred on January 1, 2011 and 2010, respectively.  The unaudited pro forma condensed consolidated statements of operations for the years ended December 31, 2008, 2009 and 2010 have been prepared as if the implementation of the Plan and the Restructuring Transactions had occurred on January 1, 2008, 2009 and 2010, respectively.

The pro forma information is unaudited and is not necessarily indicative of the results that actually would have occurred if the above transactions had been consummated as of the dates indicated, nor does it purport to represent the financial position and results of operations for future periods.  The pro forma adjustments are based upon currently available information and upon certain assumptions that the Company believes are reasonable.  All costs and expenses not directly affected by the Restructuring Transactions, including impairment charges of $262 million, $1.1 billion and $3.3 billion for the years ended December 31, 2010, 2009 and 2008, respectively, have not been removed in the pro forma adjustments.

The terms “Guarantor Subsidiaries” and “Non-Guarantor Subsidiaries” as used in this report refer to the subsidiaries of the Company that are guarantors and non-guarantors of the Company’s indebtedness under the Propco Credit Agreement.

The term “Adjusted EBITDAM” as used in this report means earnings before interest, taxes, depreciation, amortization and management fees.  Adjusted EBITDAM is not a generally accepted accounting principle (“GAAP”) measurement and is presented solely as a supplemental disclosure because the Company believes that EBITDA, or earnings before interest, taxes, depreciation and amortization, which is a comparable measure to Adjusted EBITDAM, is widely used to evaluate operating performance in the gaming industry and is a principal basis for the valuation of gaming companies.  The Company believes, when considered with measures calculated in accordance with GAAP, Adjusted EBITDAM is a useful financial performance measurement for assessing the operating performance of the Company and is used by management in making financial and operational decisions.  EBITDAM is used in addition to and in conjunction with measures under GAAP and should not be considered as an alternative to net income (loss), or any other GAAP operating performance measure. To compensate for the inherent limitations of the disclosure of Adjusted EBITDAM, the Company provides relevant disclosure of its reorganization items, interest expense, derivative gains and losses, impairment charges, intercompany rent expense, management fees, depreciation and amortization, development and pre-opening expenses, equity based compensation expenses, write-downs and other charges, non-recurring costs, gains on dissolution of joint ventures, and other items in its reconciliations to GAAP financial measures and consolidated financial statements, all of which should be considered when evaluating the Company’s performance.  In addition, it should be noted that not all gaming companies that report similarly titled non-GAAP measures or adjustments to such measures may calculate such measures or such adjustments in the same manner as the Company.  Therefore, the Company’s measure of Adjusted EBITDAM may not be comparable to similarly titled non- GAAP measures used by other gaming companies.  Please see the Pro Forma Adjusted EBITDAM Reconciliation included herein for a more thorough discussion of our use of Adjusted EBITDAM and a reconciliation of this measure to the most comparable GAAP measure.

Station Casinos LLC

Pro Forma Condensed Consolidating Statement of Operations

(unaudited)

(in thousands)

	Twelve Months Ended September 30, 2011
	Parent			Guarantor Subsidiaries			Non-Guarantor Subsidiaries			Eliminations			Consolidated
	Historical	Pro Forma Adjustments (a)	Pro Forma	Historical	Pro Forma Adjustments (b)	Pro Forma	Historical	Pro Forma Adjustments (c)	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma
Net revenues	$17,635	$(17,607)	$28	$623,937	$—	$623,937	$706,462	$(177,385)	$529,077	$(194,992)	$194,992	$—	$1,153,042	$—	$1,153,042

Costs and expenses
Operating	—	—	—	311,634	—	311,634	253,147	(38)	253,109	—	—	—	564,781	(38)	564,743
Selling, general and administrative	(933)	—	(933)	136,718	(607)	136,111	138,029	(50)	137,979	—	—	—	273,814	(657)	273,157
Corporate	21,919	(19,136)	2,783	—	—	—	39	(39)	—	—	—	—	21,958	(19,175)	2,783
Development and preopening	1,706	(1,663)	43	811	—	811	8,506	(89)	8,417	—	—	—	11,023	(1,752)	9,271
Depreciation and amortization	6,843	(4,525)	2,318	84,889	(37,784)	47,105	55,889	13,332	69,221	—	—	—	147,621	(28,977)	118,644
Management fees	—	—	—	16,809	5,687	22,496	16,486	1,659	18,145	(19,085)	19,085	—	14,210	26,431	40,641
Rent expense	—	—	—	177,385	(177,385)	—	—	—	—	(177,385)	177,385	—	—	—	—
Impairment of other intangible assets	—	—	—	—	—	—	4,190	—	4,190	—	—	—	4,190	—	4,190
Impairment of other assets	—	—	—	—	—	—	15,671	—	15,671	—	—	—	15,671	—	15,671
Write-downs and other charges	9,747	—	9,747	4,300	—	4,300	11,222	(9,089)	2,133	—	—	—	25,269	(9,089)	16,180
	39,282	(25,324)	13,958	732,546	(210,089)	522,457	503,179	5,686	508,865	(196,470)	196,470	—	1,078,537	(33,257)	1,045,280
Operating income (loss)	(21,647)	7,717	(13,930)	(108,609)	210,089	101,480	203,283	(183,071)	20,212	1,478	(1,478)	—	74,505	33,257	107,762
Equity in earnings of subsidiaries	897,696	(719,092)	178,604	—	—	—	—	—	—	(897,696)	719,092	(178,604)	—	—	—
Gain on dissolution of joint ventures	—	—	—	—	—	—	124,443	—	124,443	—	—	—	124,443	—	124,443
Earnings (losses) from joint ventures	—	—	—	—	—	—	(246,346)	247,806	1,460	—	—	—	(246,346)	247,806	1,460
Operating income (loss) and earnings (losses) from joint ventures	876,049	(711,375)	164,674	(108,609)	210,089	101,480	81,380	64,735	146,115	(896,218)	717,614	(178,604)	(47,398)	281,063	233,665
Change in fair value of derivative instruments	397	(397)	—	—	—	—	—	—	—	—	—	—	397	(397)	—
Interest expense, net	(63,619)	(63,506)	(127,125)	(179)	—	(179)	(90,584)	26,731	(63,853)	—	—	—	(154,382)	(36,775)	(191,157)
Interest and other expense from joint ventures	—	—	—	—	—	—	(26,411)	26,217	(194)	—	—	—	(26,411)	26,217	(194)
Intercompany interest expense, net	(8,926)	8,926	—	—	—	—	8,926	(8,926)	—	—	—	—	—	—	—
Income (loss) before reorganization items and income taxes	803,901	(766,352)	37,549	(108,788)	210,089	101,301	(26,689)	108,757	82,068	(896,218)	717,614	(178,604)	(227,794)	270,108	42,314
Reorganization items	2,880,952	(2,880,952)	—	(1,128,676)	1,128,676	—	2,138,435	(2,138,435)	—	—	—	—	3,890,711	(3,890,711)	—
Income (loss) before income taxes	3,684,853	(3,647,304)	37,549	(1,237,464)	1,338,765	101,301	2,111,746	(2,029,678)	82,068	(896,218)	717,614	(178,604)	3,662,917	(3,620,603)	42,314
Income tax benefit	59,906	(59,906)	—	44,131	(44,131)	—	3,223	(3,223)	—	—	—	—	107,260	(107,260)	—
Net income (loss) including noncontrolling interest	3,744,759	(3,707,210)	37,549	(1,193,333)	1,294,634	101,301	2,114,969	(2,032,901)	82,068	(896,218)	717,614	(178,604)	3,770,177	(3,727,863)	42,314
Less: net loss applicable to noncontrolling interest	—	—	—	—	—	—	25,418	(20,653)	4,765	—	—	—	25,418	(20,653)	4,765
Net income (loss)	$3,744,759	$(3,707,210)	$37,549	$(1,193,333)	$1,294,634	$101,301	$2,089,551	$(2,012,248)	$77,303	$(896,218)	$717,614	$(178,604)	$3,744,759	$(3,707,210)	$37,549

See the accompanying Notes to Pro Forma Condensed Consolidating Statements of Operations and Pro Forma Adjusted EBITDAM Reconciliation.

Station Casinos LLC

Pro Forma Adjusted EBITDAM Reconciliation

(unaudited)

(in thousands)

	Twelve Months Ended September 30, 2011
	Parent			Guarantor Subsidiaries			Non-Guarantor Subsidiaries			Eliminations			Consolidated
	Historical	Pro Forma Adjustments (a)	Pro Forma	Historical	Pro Forma Adjustments (b)	Pro Forma	Historical	Pro Forma Adjustments (c)	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma
Net income (loss)	$3,744,759	$(3,707,210)	$37,549	$(1,193,333)	$1,294,634	$101,301	$2,089,551	$(2,012,248)	$77,303	$(896,218)	$717,614	$(178,604)	$3,744,759	$(3,707,210)	$37,549
Net loss applicable to noncontrolling interest	—	—	—	—	—	—	25,418	(20,653)	4,765	—	—	—	25,418	(20,653)	4,765
Income tax benefit	(59,906)	59,906	—	(44,131)	44,131	—	(3,223)	3,223	—	—	—	—	(107,260)	107,260	—
Reorganization items	(2,880,952)	2,880,952	—	1,128,676	(1,128,676)	—	(2,138,435)	2,138,435	—	—	—	—	(3,890,711)	3,890,711	—
Intercompany interest expense, net	8,926	(8,926)	—	—	—	—	(8,926)	8,926	—	—	—	—	—	—	—
Interest and other expense from joint ventures	—	—	—	—	—	—	26,411	(26,217)	194	—	—	—	26,411	(26,217)	194
Interest expense, net	63,619	63,506	127,125	179	—	179	90,584	(26,731)	63,853	—	—	—	154,382	36,775	191,157
Change in fair value of derivative instruments	(397)	397	—	—	—	—	—	—	—	—	—	—	(397)	397	—
Gain on dissolution of joint ventures	—	—	—	—	—	—	(124,443)	—	(124,443)	—	—	—	(124,443)	—	(124,443)
Equity in earnings of subsidiaries	(897,696)	719,092	(178,604)	—	—	—	—	—	—	897,696	(719,092)	178,604	—	—	—
Write-downs and other charges	9,747	—	9,747	4,300	—	4,300	11,222	(9,089)	2,133	—	—	—	25,269	(9,089)	16,180
Impairment of other assets	—	—	—	—	—	—	15,671	—	15,671	—	—	—	15,671	—	15,671
Impairment of other intangible assets	—	—	—	—	—	—	4,190	—	4,190	—	—	—	4,190	—	4,190
Rent expense (income)	—	—	—	177,385	(177,385)	—	—	—	—	(177,385)	177,385	—	—	—	—
Management fees	—	—	—	16,809	5,687	22,496	16,486	1,659	18,145	(19,085)	19,085	—	14,210	26,431	40,641
Depreciation and amortization	6,843	(4,525)	2,318	84,889	(37,784)	47,105	55,889	13,332	69,221	—	—	—	147,621	(28,977)	118,644
Development and preopening	1,706	(1,663)	43	811	—	811	8,506	(89)	8,417	—	—	—	11,023	(1,752)	9,271
Equity-based compensation expense	7,922	(7,922)	—	608	(608)	—	87	(87)	—	—	—	—	8,617	(8,617)	—
Other non-recurring costs	(1,077)	—	(1,077)	—	—	—	9,409	(7,164)	2,245	—	—	—	8,332	(7,164)	1,168
Thunder Valley development fee	—	—	—	—	—	—	(100)	—	(100)	—	—	—	(100)	—	(100)
Write-downs and other charges at joint ventures (50%)	—	—	—	—	—	—	234,542	(234,542)	—	—	—	—	234,542	(234,542)	—
Preopening expense at joint ventures (50%)	—	—	—	—	—	—	1	(1)	—	—	—	—	1	(1)	—
Adjusted EBITDAM	$3,494	$(6,393)	$(2,899)	$176,193	$(1)	$176,192	$312,840	$(171,246)	$141,594	$(194,992)	$194,992	$—	$297,535	$17,352	$314,887

See the accompanying Notes to Pro Forma Condensed Consolidating Statements of Operations and Pro Forma Adjusted EBITDAM Reconciliation.

Station Casinos LLC

Pro Forma Condensed Consolidating Statement of Operations

(unaudited)

(in thousands)

	Nine Months Ended September 30, 2011
	Parent			Guarantor Subsidiaries			Non-Guarantor Subsidiaries			Eliminations			Consolidated
	Historical	Pro Forma Adjustments (a)	Pro Forma	Historical	Pro Forma Adjustments (b)	Pro Forma	Historical	Pro Forma Adjustments (c)	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma
Net revenues	$11,612	$(11,588)	$24	$473,103	$—	$473,103	$516,592	$(115,023)	$401,569	$(126,611)	$126,611	$—	$874,696	$—	$874,696

Costs and expenses
Operating	—	—	—	235,585	—	235,585	188,528	(3)	188,525	—	—	—	424,113	(3)	424,110
Selling, general and administrative	144	—	144	106,949	(195)	106,754	104,957	(107)	104,850	—	—	—	212,050	(302)	211,748
Corporate	15,937	(14,130)	1,807	—	—	—	(119)	119	—	—	—	—	15,818	(14,011)	1,807
Development and preopening	501	(458)	43	634	—	634	1,101	(82)	1,019	—	—	—	2,236	(540)	1,696
Depreciation and amortization	4,687	(2,879)	1,808	61,832	(29,563)	32,269	42,674	13,732	56,406	—	—	—	109,193	(18,710)	90,483
Management fees	—	—	—	13,198	3,695	16,893	12,600	1,155	13,755	(11,588)	11,588	—	14,210	16,438	30,648
Rent expense	—	—	—	115,023	(115,023)	—	—	—	—	(115,023)	115,023	—	—	—	—
Write-downs and other charges	592	—	592	3,199	—	3,199	1,163	—	1,163	—	—	—	4,954	—	4,954
	21,861	(17,467)	4,394	536,420	(141,086)	395,334	350,904	14,814	365,718	(126,611)	126,611	—	782,574	(17,128)	765,446
Operating income (loss)	(10,249)	5,879	(4,370)	(63,317)	141,086	77,769	165,688	(129,837)	35,851	—	—	—	92,122	17,128	109,250
Equity in earnings of subsidiaries	1,014,626	(952,432)	62,194	—	—	—	—	—	—	(1,014,626)	952,432	(62,194)	—	—	—
Gain on dissolution of joint ventures	—	—	—	—	—	—	250	—	250	—	—	—	250	—	250
(Losses) earnings from joint ventures	—	—	—	—	—	—	(613)	1,840	1,227	—	—	—	(613)	1,840	1,227
Operating income (loss) and (losses) earnings from joint ventures	1,004,377	(946,553)	57,824	(63,317)	141,086	77,769	165,325	(127,997)	37,328	(1,014,626)	952,432	(62,194)	91,759	18,968	110,727
Change in fair value derivative instruments	397	(397)	—	—	—	—	—	—	—	—	—	—	397	(397)	—
Interest expense, net	(52,152)	(42,306)	(94,458)	(133)	—	(133)	(63,312)	15,308	(48,004)	—	—	—	(115,597)	(26,998)	(142,595)
Interest and other expense from joint ventures	—	—	—	—	—	—	(15,452)	15,452	—	—	—	—	(15,452)	15,452	—
Intercompany interest expense, net	(6,182)	6,182	—	—	—	—	6,182	(6,182)	—	—	—	—	—	—	—
Income (loss) before reorganization items and income taxes	946,440	(983,074)	(36,634)	(63,450)	141,086	77,636	92,743	(103,419)	(10,676)	(1,014,626)	952,432	(62,194)	(38,893)	7,025	(31,868)
Reorganization items	2,883,312	(2,883,312)	—	(1,128,676)	1,128,676	—	2,140,358	(2,140,358)	—	—	—	—	3,894,994	(3,894,994)	—
Income (loss) before income taxes	3,829,752	(3,866,386)	(36,634)	(1,192,126)	1,269,762	77,636	2,233,101	(2,243,777)	(10,676)	(1,014,626)	952,432	(62,194)	3,856,101	(3,887,969)	(31,868)
Income tax benefit (provision)	108,854	(108,854)	—	28,496	(28,496)	—	(29,426)	29,426	—	—	—	—	107,924	(107,924)	—
Net income (loss) including noncontrolling interest	3,938,606	(3,975,240)	(36,634)	(1,163,630)	1,241,266	77,636	2,203,675	(2,214,351)	(10,676)	(1,014,626)	952,432	(62,194)	3,964,025	(3,995,893)	(31,868)
Less: net loss applicable to noncontrolling interest	—	—	—	—	—	—	25,419	(20,653)	4,766	—	—	—	25,419	(20,653)	4,766
Net income (loss)	$3,938,606	$(3,975,240)	$(36,634)	$(1,163,630)	$1,241,266	$77,636	$2,178,256	$(2,193,698)	$(15,442)	$(1,014,626)	$952,432	$(62,194)	$3,938,606	$(3,975,240)	$(36,634)

See the accompanying Notes to Pro Forma Condensed Consolidating Statements of Operations and Pro Forma Adjusted EBITDAM Reconciliation.

Station Casinos LLC

Pro Forma Adjusted EBITDAM Reconciliation

(unaudited)

(in thousands)

	Nine Months Ended September 30, 2011
	Parent			Guarantor Subsidiaries			Non-Guarantor Subsidiaries			Eliminations			Consolidated
	Historical	Pro Forma Adjustments (a)	Pro Forma	Historical	Pro Forma Adjustments (b)	Pro Forma	Historical	Pro Forma Adjustments (c)	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma
Net income (loss)	$3,938,606	$(3,975,240)	$(36,634)	$(1,163,630)	$1,241,266	$77,636	$2,178,256	$(2,193,698)	$(15,442)	$(1,014,626)	$952,432	$(62,194)	$3,938,606	$(3,975,240)	$(36,634)
Net loss applicable to noncontrolling interest	—	—	—	—	—	—	25,419	(20,653)	4,766	—	—	—	25,419	(20,653)	4,766
Income tax benefit (provision)	(108,854)	108,854	—	(28,496)	28,496	—	29,426	(29,426)	—	—	—	—	(107,924)	107,924	—
Reorganization items	(2,883,312)	2,883,312	—	1,128,676	(1,128,676)	—	(2,140,358)	2,140,358	—	—	—	—	(3,894,994)	3,894,994	—
Intercompany interest expense, net	6,182	(6,182)	—	—	—	—	(6,182)	6,182	—	—	—	—	—	—	—
Interest and other expense from joint ventures	—	—	—	—	—	—	15,452	(15,452)	—	—	—	—	15,452	(15,452)	—
Interest expense, net	52,152	42,306	94,458	133	—	133	63,312	(15,308)	48,004	—	—	—	115,597	26,998	142,595
Change in fair value derivative instruments	(397)	397	—	—	—	—	—	—	—	—	—	—	(397)	397	—
Gain on dissolution of joint ventures	—	—	—	—	—	—	(250)	—	(250)	—	—	—	(250)	—	(250)
Equity in earnings of subsidiaries	(1,014,626)	952,432	(62,194)	—	—	—	—	—	—	1,014,626	(952,432)	62,194	—	—	—
Write-downs and other charges	592	—	592	3,199	—	3,199	1,163	—	1,163	—	—	—	4,954	—	4,954
Rent expense	—	—	—	115,023	(115,023)	—	—	—	—	(115,023)	115,023	—	—	—	—
Management fees	—	—	—	13,198	3,695	16,893	12,600	1,155	13,755	(11,588)	11,588	—	14,210	16,438	30,648
Depreciation and amortization	4,687	(2,879)	1,808	61,832	(29,563)	32,269	42,674	13,732	56,406	—	—	—	109,193	(18,710)	90,483
Development and preopening	501	(458)	43	634	—	634	1,101	(82)	1,019	—	—	—	2,236	(540)	1,696
Equity-based compensation expense	5,857	(5,857)	—	195	(195)	—	110	(110)	—	—	—	—	6,162	(6,162)	—
Adjusted EBITDAM	$1,388	$(3,315)	$(1,927)	$130,764	$—	$130,764	$222,723	$(113,302)	$109,421	$(126,611)	$126,611	$—	$228,264	$9,994	$238,258

See the accompanying Notes to Pro Forma Condensed Consolidating Statements of Operations and Pro Forma Adjusted EBITDAM Reconciliation.

Station Casinos LLC

Pro Forma Condensed Consolidating Statement of Operations

(unaudited)

(in thousands)

Twelve Months Ended September 30, 2010
Parent			Guarantor Subsidiaries			Non-Guarantor Subsidiaries			Eliminations			Consolidated
Historical	Pro Forma Adjustments (a)	Pro Forma	Historical	Pro Forma Adjustments (b)	Pro Forma	Historical	Pro Forma Adjustments (c)	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma

Net revenues	$17,000	$(16,882)	$118	$599,551	$—	$599,551	$789,785	$(257,994)	$531,791	$(274,416)	$274,416	$—	$1,131,920	$(460)	$1,131,460

Costs and expenses
Operating	—	—	—	293,863	—	293,863	241,176	(336)	240,840	—	—	—	535,039	(336)	534,703
Selling, general and administrative	(1,590)	—	(1,590)	130,473	(2,204)	128,269	137,996	(3,267)	134,729	—	—	—	266,879	(5,471)	261,408
Corporate	34,800	(30,887)	3,913	—	—	—	1,333	(1,333)	—	—	—	—	36,133	(32,220)	3,913
Development and preopening	4,437	(4,437)	—	82	—	82	5,134	(237)	4,897	—	—	—	9,653	(4,674)	4,979
Depreciation and amortization	(32,867)	35,421	2,554	93,682	(34,335)	59,347	128,681	(77,941)	50,740	—	—	—	189,496	(76,855)	112,641
Management fees	—	—	—	14,300	10,886	25,186	15,203	1,973	17,176	(29,503)	29,503	—	—	42,362	42,362
Rent expense	—	—	—	249,449	(249,449)	—	—	—	—	(249,449)	249,449	—	—	—	—
Impairment of goodwill	—	—	—	160,221	—	160,221	81,950	—	81,950	—	—	—	242,171	—	242,171
Impairment of other intangible assets	—	—	—	29,325	—	29,325	226,452	(126,433)	100,019	—	—	—	255,777	(126,433)	129,344
Impairment of other assets	2,115	—	2,115	3,599	—	3,599	1,015,358	(23,158)	992,200	—	—	—	1,021,072	(23,158)	997,914
Write-downs and other charges	2,334	—	2,334	971	—	971	13,504	(5,261)	8,243	—	—	—	16,809	(5,261)	11,548
	9,229	97	9,326	975,965	(275,102)	700,863	1,866,787	(235,993)	1,630,794	(278,952)	278,952	—	2,573,029	(232,046)	2,340,983
Operating income (loss)	7,771	(16,979)	(9,208)	(376,414)	275,102	(101,312)	(1,077,002)	(22,001)	(1,099,003)	4,536	(4,536)	—	(1,441,109)	231,586	(1,209,523)
Equity in earnings of subsidiaries	(1,382,024)	8,657	(1,373,367)	—	—	—	—	—	—	1,382,024	(8,657)	1,373,367	—	—	—
Earnings from joint ventures	1,002	—	1,002	—	—	—	(130,552)	23,339	(107,213)	—	—	—	(129,550)	23,339	(106,211)
Operating income (loss) and earnings from joint ventures	(1,373,251)	(8,322)	(1,381,573)	(376,414)	275,102	(101,312)	(1,207,554)	1,338	(1,206,216)	1,386,560	(13,193)	1,373,367	(1,570,659)	254,925	(1,315,734)
Change in fair value of derivative instruments	(221)	221	—	—	—	—	(53,742)	53,742	—	—	—	—	(53,963)	53,963	—
Interest expense, net	(47,268)	(80,712)	(127,980)	(182)	—	(182)	(114,277)	51,790	(62,487)	—	—	—	(161,727)	(28,922)	(190,649)
Interest and other expense from joint ventures	1,773	—	1,773	—	—	—	(64,556)	59,714	(4,842)	—	—	—	(62,783)	59,714	(3,069)
Intercompany interest expense, net	(5,064)	5,064	—	—	—	—	5,064	(5,064)	—	—	—	—	—	—	—
Income (loss) before reorganization items and income taxes	(1,424,031)	(83,749)	(1,507,780)	(376,596)	275,102	(101,494)	(1,435,065)	161,520	(1,273,545)	1,386,560	(13,193)	1,373,367	(1,849,132)	339,680	(1,509,452)
Reorganization items	(56,066)	56,066	—	—	—	—	(27,635)	27,635	—	—	—	—	(83,701)	83,701	—
Income (loss) before
income taxes	(1,480,097)	(27,683)	(1,507,780)	(376,596)	275,102	(101,494)	(1,462,700)	189,155	(1,273,545)	1,386,560	(13,193)	1,373,367	(1,932,833)	423,381	(1,509,452)
Income tax benefit (provision)	(103,104)	103,104	—	130,871	(130,871)	—	320,193	(320,193)	—	—	—	—	347,960	(347,960)	—
Net income (loss) including noncontrolling interest	(1,583,201)	75,421	(1,507,780)	(245,725)	144,231	(101,494)	(1,142,507)	(131,038)	(1,273,545)	1,386,560	(13,193)	1,373,367	(1,584,873)	75,421	(1,509,452)
Less: net loss applicable to noncontrolling interest	—	—	—	—	—	—	(1,672)	—	(1,672)	—	—	—	(1,672)	—	(1,672)
Net income (loss)	$(1,583,201)	$75,421	$(1,507,780)	$(245,725)	$144,231	$(101,494)	$(1,140,835)	$(131,038)	$(1,271,873)	$1,386,560	$(13,193)	$1,373,367	$(1,583,201)	$75,421	$(1,507,780)

See the accompanying Notes to Pro Forma Condensed Consolidating Statements of Operations and Pro Forma Adjusted EBITDAM Reconciliation.

Station Casinos LLC

Pro Forma Adjusted EBITDAM Reconciliation

(unaudited)

(in thousands)

	Twelve Months Ended September 30, 2010
	Parent			Guarantor Subsidiaries			Non-Guarantor Subsidiaries			Eliminations			Consolidated
	Historical	Pro Forma Adjustments (a)	Pro Forma	Historical	Pro Forma Adjustments (b)	Pro Forma	Historical	Pro Forma Adjustments (c)	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma
Net income (loss)	$(1,583,201)	$75,421	$(1,507,780)	$(245,725)	$144,231	$(101,494)	$(1,140,835)	$(131,038)	$(1,271,873)	$1,386,560	$(13,193)	$1,373,367	$(1,583,201)	$75,421	$(1,507,780)

Net loss applicable to noncontrolling interest	—	—	—	—	—	—	(1,672)	—	(1,672)	—	—	—	(1,672)	—	(1,672)
Income tax benefit (provision)	103,104	(103,104)	—	(130,871)	130,871	—	(320,193)	320,193	—	—	—	—	(347,960)	347,960	—
Reorganization items	56,066	(56,066)	—	—	—	—	27,635	(27,635)	—	—	—	—	83,701	(83,701)	—
Intercompany interest expense, net	5,064	(5,064)	—	—	—	—	(5,064)	5,064	—	—	—	—	—	—	—
Interest and other expense from joint ventures	(1,773)	—	(1,773)	—	—	—	64,556	(59,714)	4,842	—	—	—	62,783	(59,714)	3,069
Interest expense, net	47,268	80,712	127,980	182	—	182	114,277	(51,790)	62,487	—	—	—	161,727	28,922	190,649
Change in fair value of derivative instruments	221	(221)	—	—	—	—	53,742	(53,742)	—	—	—	—	53,963	(53,963)	—
Equity in earnings of subsidiaries	1,382,024	(8,657)	1,373,367	—	—	—	—	—	—	(1,382,024)	8,657	(1,373,367)	—	—	—
Write-downs and other charges	2,334	—	2,334	971	—	971	13,504	(5,261)	8,243	—	—	—	16,809	(5,261)	11,548
Impairment of other assets	2,115	—	2,115	3,599	—	3,599	1,015,358	(23,158)	992,200	—	—	—	1,021,072	(23,158)	997,914
Impairment of other intangible assets	—	—	—	29,325	—	29,325	226,452	(126,433)	100,019	—	—	—	255,777	(126,433)	129,344
Impairment of goodwill	—	—	—	160,221	—	160,221	81,950	—	81,950	—	—	—	242,171	—	242,171
Rent expense	—	—	—	249,449	(249,449)	—	—	—	—	(249,449)	249,449	—	—	—	—
Management fees	—	—	—	14,300	10,886	25,186	15,203	1,973	17,176	(29,503)	29,503	—	—	42,362	42,362
Depreciation and amortization	(32,867)	35,421	2,554	93,682	(34,335)	59,347	128,681	(77,941)	50,740	—	—	—	189,496	(76,855)	112,641
Development and preopening	4,437	(4,437)	—	82	—	82	5,134	(237)	4,897	—	—	—	9,653	(4,674)	4,979
Equity-based compensation expense	8,264	(8,264)	—	2,204	(2,204)	—	412	(412)	—	—	—	—	10,880	(10,880)	—
Other non-recurring costs	(695)	695	—	—	—	—	1	(1)	—	—	—	—	(694)	694	—
Thunder Valley development fee	—	—	—	—	—	—	(1,900)	1,900	—	—	—	—	(1,900)	1,900	—
Write-downs and other charges at joint ventures (50%)	—	—	—	—	—	—	128,871	(22,432)	106,439	—	—	—	128,871	(22,432)	106,439
Preopening expense at joint ventures (50%)	—	—	—	—	—	—	96	(96)	—	—	—	—	96	(96)	—
Adjusted EBITDAM	$(7,639)	$6,436	$(1,203)	$177,419	$—	$177,419	$406,208	$(250,760)	$155,448	$(274,416)	$274,416	$—	$301,572	$30,092	$331,664

See the accompanying Notes to Pro Forma Condensed Consolidating Statements of Operations and Pro Forma Adjusted EBITDAM Reconciliation.

Station Casinos LLC

Pro Forma Condensed Consolidating Statement of Operations

(unaudited)

(in thousands)

Nine Months Ended September 30, 2010
Parent			Guarantor Subsidiaries			Non-Guarantor Subsidiaries			Eliminations			Consolidated
Historical	Pro Forma Adjustments (a)	Pro Forma	Historical	Pro Forma Adjustments (b)	Pro Forma	Historical	Pro Forma Adjustments (c)	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma

Net revenues	$17,600	$(17,433)	$167	$440,824	$—	$440,824	$582,477	$(187,087)	$395,390	$(204,520)	$204,520		$836,381	$—	$836,381

Costs and expenses
Operating	—	—	—	215,476	—	215,476	179,283	(103)	179,180	—	—	—	394,759	(103)	394,656
Selling, general and administrative	(264)	—	(264)	97,522	(1,363)	96,159	99,191	(220)	98,971	—	—	—	196,449	(1,583)	194,866
Corporate	28,223	(25,286)	2,937	—	—	—	536	(536)	—	—	—	—	28,759	(25,822)	2,937
Development and preopening	3,914	(3,914)	—	—	—	—	3,571	(336)	3,235	—	—	—	7,485	(4,250)	3,235
Depreciation and amortization	6,730	(5,197)	1,533	70,296	(25,785)	44,511	59,475	(21,039)	38,436	—	—	—	136,501	(52,021)	84,480
Management fees	—	—	—	10,511	5,525	16,036	11,458	3,030	14,488	(21,969)	21,969	—	—	30,524	30,524
Rent expense	—	—	—	187,087	(187,087)	—	—	—	—	(187,087)	187,087	—	—	—	—
Impairment of goodwill	—	—	—	14,100	—	14,100	46,286	—	46,286	—	—	—	60,386	—	60,386
Impairment of other intangible assets	—	—	—	269	—	269	245	—	245	—	—	—	514	—	514
Impairment of other assets	683	—	683	—	—	—	180,576	—	180,576	—	—	—	181,259	—	181,259
Write-downs and other charges	7,455	—	7,455	355	—	355	329	—	329	—	—	—	8,139	—	8,139
	46,741	(34,397)	12,344	595,616	(208,710)	386,906	580,950	(19,204)	561,746	(209,056)	209,056	—	1,014,251	(53,255)	960,996
Operating income (loss)	(29,141)	16,964	(12,177)	(154,792)	208,710	53,918	1,527	(167,883)	(166,356)	4,536	(4,536)	—	(177,870)	53,255	(124,615)
Equity in earnings of subsidiaries	(290,890)	130,575	(160,315)	—	—	—	—	—	—	290,890	(130,575)	160,315	—	—	—
Earnings from joint ventures	—	—	—	—	—	—	(2,762)	3,048	286	—	—	—	(2,762)	3,048	286
Operating income (loss) and earnings from joint ventures	(320,031)	147,539	(172,492)	(154,792)	208,710	53,918	(1,235)	(164,835)	(166,070)	295,426	(135,111)	160,315	(180,632)	56,303	(124,329)
Change in fair value of derivative instruments	—	—	—	—	—	—	(50,592)	50,592	—	—	—	—	(50,592)	50,592	—
Interest expense, net	(37,220)	(60,098)	(97,318)	(136)	—	(136)	(77,085)	29,138	(47,947)	—	—	—	(114,441)	(30,960)	(145,401)
Interest and other expense from joint ventures	—	—	—	—	—	—	(55,750)	53,998	(1,752)	—	—	—	(55,750)	53,998	(1,752)
Intercompany interest expense, net	(5,301)	5,301	—	—	—	—	5,301	(5,301)	—	—	—	—	—	—	—
Income (loss) before reorganization items and income taxes	(362,552)	92,742	(269,810)	(154,928)	208,710	53,782	(179,361)	(36,408)	(215,769)	295,426	(135,111)	160,315	(401,415)	129,933	(271,482)
Reorganization items	(44,421)	44,421	—	—	—		(34,044)	34,044	—	—	—		(78,465)	78,465	—
Income (loss) before income taxes	(406,973)	137,163	(269,810)	(154,928)	208,710	53,782	(213,405)	(2,364)	(215,769)	295,426	(135,111)	160,315	(479,880)	208,398	(271,482)
Income tax benefit (provision)	(48,575)	48,575	—	53,523	(53,523)		17,712	(17,712)	—	—	—		22,660	(22,660)	—
Net income (loss) including noncontrolling interest	(455,548)	185,738	(269,810)	(101,405)	155,187	53,782	(195,693)	(20,076)	(215,769)	295,426	(135,111)	160,315	(457,220)	185,738	(271,482)
Less: net loss applicable to noncontrolling interest	—	—	—	—	—	—	(1,672)	—	(1,672)	—	—	—	(1,672)	—	(1,672)
Net income (loss)	$(455,548)	$185,738	$(269,810)	$(101,405)	$155,187	$53,782	$(194,021)	$(20,076)	$(214,097)	$295,426	$(135,111)	$160,315	$(455,548)	$185,738	$(269,810)

See the accompanying Notes to Pro Forma Condensed Consolidating Statements of Operations and Pro Forma Adjusted EBITDAM Reconciliation.

Station Casinos LLC

Pro Forma Adjusted EBITDAM Reconciliation

(unaudited)

(in thousands)

	Nine Months Ended September 30, 2010
	Parent			Guarantor Subsidiaries			Non-Guarantor Subsidiaries			Eliminations			Consolidated
	Historical	Pro Forma Adjustments (a)	Pro Forma	Historical	Pro Forma Adjustments (b)	Pro Forma	Historical	Pro Forma Adjustments (c)	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma
Net income (loss)	$(455,548)	$185,738	$(269,810)	$(101,405)	$155,187	$53,782	$(194,021)	$(20,076)	$(214,097)	$295,426	$(135,111)	$160,315	$(455,548)	$185,738	$(269,810)
Net loss applicable to noncontrolling interest	—	—	—	—	—	—	(1,672)	—	(1,672)	—	—	—	(1,672)	—	(1,672)
Income tax benefit (provision)	48,575	(48,575)	—	(53,523)	53,523	—	(17,712)	17,712	—	—	—	—	(22,660)	22,660	—
Reorganization items	44,421	(44,421)	—	—	—	—	34,044	(34,044)	—	—	—	—	78,465	(78,465)	—
Intercompany interest expense, net	5,301	(5,301)	—	—	—	—	(5,301)	5,301	—	—	—	—	—	—	—
Interest and other expense from joint ventures	—	—	—	—	—	—	55,750	(53,998)	1,752	—	—	—	55,750	(53,998)	1,752
Interest expense, net	37,220	60,098	97,318	136	—	136	77,085	(29,138)	47,947	—	—	—	114,441	30,960	145,401
Change in fair value of derivative instruments	—	—	—	—	—	—	50,592	(50,592)	—	—	—	—	50,592	(50,592)	—
Equity in earnings of subsidiaries	290,890	(130,575)	160,315	—	—	—	—	—	—	(290,890)	130,575	(160,315)	—	—	—
Write-downs and other charges	7,455	—	7,455	355	—	355	329	—	329	—	—	—	8,139	—	8,139
Impairment of other assets	683	—	683	—	—	—	180,576	—	180,576	—	—	—	181,259	—	181,259
Impairment of other intangible assets	—	—	—	269	—	269	245	—	245	—	—	—	514	—	514
Impairment of goodwill	—	—	—	14,100	—	14,100	46,286	—	46,286	—	—	—	60,386	—	60,386
Rent expense	—	—	—	187,087	(187,087)	—	—	—	—	(187,087)	187,087	—	—	—	—
Management fees	—	—	—	10,511	5,525	16,036	11,458	3,030	14,488	(21,969)	21,969	—	—	30,524	30,524
Depreciation and amortization	6,730	(5,197)	1,533	70,296	(25,785)	44,511	59,475	(21,039)	38,436	—	—	—	136,501	(52,021)	84,480
Development and preopening	3,914	(3,914)	—	—	—	—	3,571	(336)	3,235	—	—	—	7,485	(4,250)	3,235
Equity-based compensation expense	6,108	(6,108)	—	1,363	(1,363)	—	323	(323)	—	—	—	—	7,794	(7,794)	—
Other non-recurring costs	(264)	—	(264)	—	—	—	—	—	—	—	—	—	(264)	—	(264)
Thunder Valley development fee	—	—	—	—	—	—	(1,400)	—	(1,400)	—	—	—	(1,400)	—	(1,400)
Write-downs and other charges at joint ventures (50%)	—	—	—	—	—	—	3,758	(3,702)	56	—	—	—	3,758	(3,702)	56
Preopening expense at joint ventures (50%)	—	—	—	—	—	—	57	(57)	—	—	—	—	57	(57)	—
Adjusted EBITDAM	$(4,515)	$1,745	$(2,770)	$129,189	$—	$129,189	$303,443	$(187,262)	$116,181	$(204,520)	$204,520	$—	$223,597	$19,003	$242,600

See the accompanying Notes to Pro Forma Condensed Consolidating Statements of Operations and Pro Forma Adjusted EBITDAM Reconciliation.

Station Casinos LLC

Pro Forma Condensed Consolidating Statement of Operations

(unaudited)

(in thousands)

	Year Ended December 31, 2010
	Parent			Guarantor Subsidiaries			Non-Guarantor Subsidiaries			Eliminations			Consolidated
	Historical	Pro Forma Adjustments (a)	Pro Forma	Historical	Pro Forma Adjustments (b)	Pro Forma	Historical	Pro Forma Adjustments (c)	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma
Net revenues	$23,623	$(23,452)	$171	$591,658	$—	$591,658	$772,347	$(249,449)	$522,898	$(272,901)	$272,901	$—	$1,114,727	$—	$1,114,727

Costs and expenses
Operating	—	—	—	291,525	—	291,525	243,902	(138)	243,764	—	—	—	535,427	(138)	535,289
Selling, general and administrative	(1,341)	—	(1,341)	127,291	(1,775)	125,516	132,263	(163)	132,100	—	—	—	258,213	(1,938)	256,275
Corporate	34,205	(30,292)	3,913	—	—	—	694	(694)	—	—	—	—	34,899	(30,986)	3,913
Development and preopening	5,119	(5,119)	—	177	—	177	10,976	(343)	10,633	—	—	—	16,272	(5,462)	10,810
Depreciation and amortization	8,886	(6,843)	2,043	93,353	(34,006)	59,347	72,690	(21,439)	51,251	—	—	—	174,929	(62,288)	112,641
Management fees	—	—	—	14,122	7,517	21,639	15,344	3,534	18,878	(29,466)	29,466	—	—	40,517	40,517
Rent expense	—	—	—	249,449	(249,449)	—	—	—	—	(249,449)	249,449	—	—	—	—
Impairment of goodwill	—	—	—	14,100	—	14,100	46,286	—	46,286	—	—	—	60,386	—	60,386
Impairment of other intangible assets	—	—	—	269	—	269	4,435	—	4,435	—	—	—	4,704	—	4,704
Impairment of other assets	683	—	683	—	—	—	196,247	—	196,247	—	—	—	196,930	—	196,930
Write-downs and other charges	16,610	—	16,610	1,456	—	1,456	10,388	(9,089)	1,299	—	—	—	28,454	(9,089)	19,365
	64,162	(42,254)	21,908	791,742	(277,713)	514,029	733,225	(28,332)	704,893	(278,915)	278,915	—	1,310,214	(69,384)	1,240,830
Operating income (loss)	(40,539)	18,802	(21,737)	(200,084)	277,713	77,629	39,122	(221,117)	(181,995)	6,014	(6,014)	—	(195,487)	69,384	(126,103)
Equity in earnings of subsidiaries	(407,820)	363,915	(43,905)	—	—	—	—	—	—	407,820	(363,915)	43,905	—	—	—
Gain on dissolution of joint ventures	—	—	—	—	—	—	124,193	—	124,193	—	—	—	124,193	—	124,193
Earnings (losses) from joint ventures	—	—	—	—	—	—	(248,495)	249,014	519	—	—	—	(248,495)	249,014	519
Operating income (loss) and earnings (losses) from joint ventures	(448,359)	382,717	(65,642)	(200,084)	277,713	77,629	(85,180)	27,897	(57,283)	413,834	(369,929)	43,905	(319,789)	318,398	(1,391)
Change in fair value of derivative instruments	—	—	—	—	—	—	(50,592)	50,592	—	—	—	—	(50,592)	50,592	—
Interest expense, net	(48,687)	(81,298)	(129,985)	(182)	—	(182)	(104,357)	40,561	(63,796)	—	—	—	(153,226)	(40,737)	(193,963)
Interest and other expense from joint ventures	—	—	—	—	—	—	(66,709)	64,763	(1,946)	—	—	—	(66,709)	64,763	(1,946)
Intercompany interest expense, net	(8,045)	8,045	—	—	—	—	8,045	(8,045)	—	—	—	—	—	—	—
Income (loss) before reorganization items and income taxes	(505,091)	309,464	(195,627)	(200,266)	277,713	77,447	(298,793)	175,768	(123,025)	413,834	(369,929)	43,905	(590,316)	393,016	(197,300)
Reorganization items	(46,781)	46,781	—	—	—	—	(35,967)	35,967	—	—	—	—	(82,748)	82,748	—
Income (loss) before income taxes	(551,872)	356,245	(195,627)	(200,266)	277,713	77,447	(334,760)	211,735	(123,025)	413,834	(369,929)	43,905	(673,064)	475,764	(197,300)
Income tax benefit (provision)	(97,523)	97,523	—	69,158	(69,158)	—	50,361	(50,361)	—	—	—	—	21,996	(21,996)	—
Net income (loss) including noncontrolling interest	(649,395)	453,768	(195,627)	(131,108)	208,555	77,447	(284,399)	161,374	(123,025)	413,834	(369,929)	43,905	(651,068)	453,768	(197,300)
Less: net loss applicable to noncontrolling interest	—	—	—	—	—	—	(1,673)	—	(1,673)	—	—	—	(1,673)	—	(1,673)
Net income (loss)	$(649,395)	$453,768	$(195,627)	$(131,108)	$208,555	$77,447	$(282,726)	$161,374	$(121,352)	$413,834	$(369,929)	$43,905	$(649,395)	$453,768	$(195,627)

See the accompanying Notes to Pro Forma Condensed Consolidating Statements of Operations and Pro Forma Adjusted EBITDAM Reconciliation.

Station Casinos LLC

Pro Forma Adjusted EBITDAM Reconciliation

(unaudited)

(in thousands)

	Year Ended December 31, 2010
	Parent			Guarantor Subsidiaries			Non-Guarantor Subsidiaries			Eliminations			Consolidated
	Historical	Pro Forma Adjustments (a)	Pro Forma	Historical	Pro Forma Adjustments (b)	Pro Forma	Historical	Pro Forma Adjustments (c)	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma
Net income (loss)	$(649,395)	$453,768	$(195,627)	$(131,108)	$208,555	$77,447	$(282,726)	$161,374	$(121,352)	$413,834	$(369,929)	$43,905	$(649,395)	$453,768	$(195,627)
Net loss applicable to noncontrolling interest	—	—	—	—	—	—	(1,673)	—	(1,673)	—	—	—	(1,673)	—	(1,673)
Income tax benefit (provision)	97,523	(97,523)	—	(69,158)	69,158	—	(50,361)	50,361	—	—	—	—	(21,996)	21,996	—
Reorganization items	46,781	(46,781)	—	—	—	—	35,967	(35,967)	—	—	—	—	82,748	(82,748)	—
Intercompany interest expense, net	8,045	(8,045)	—	—	—	—	(8,045)	8,045	—	—	—	—	—	—	—
Interest and other expense from joint ventures	—	—	—	—	—	—	66,709	(64,763)	1,946	—	—	—	66,709	(64,763)	1,946
Interest expense, net	48,687	81,298	129,985	182	—	182	104,357	(40,561)	63,796	—	—	—	153,226	40,737	193,963
Change in fair value of derivative instruments	—	—	—	—	—	—	50,592	(50,592)	—	—	—	—	50,592	(50,592)	—
Gain on dissolution of joint ventures	—	—	—	—	—	—	(124,193)	—	(124,193)	—	—	—	(124,193)	—	(124,193)
Equity in earnings of subsidiaries	407,820	(363,915)	43,905	—	—	—	—	—	—	(407,820)	363,915	(43,905)	—	—	—
Write-downs and other charges	16,610	—	16,610	1,456	—	1,456	10,388	(9,089)	1,299	—	—	—	28,454	(9,089)	19,365
Impairment of other assets	683	—	683	—	—	—	196,247	—	196,247	—	—	—	196,930	—	196,930
Impairment of other intangible assets	—	—	—	269	—	269	4,435	—	4,435	—	—	—	4,704	—	4,704
Impairment of goodwill	—	—	—	14,100	—	14,100	46,286	—	46,286	—	—	—	60,386	—	60,386
Rent expense	—	—	—	249,449	(249,449)	—	—	—	—	(249,449)	249,449	—	—	—	—
Management fees	—	—	—	14,122	7,517	21,639	15,344	3,534	18,878	(29,466)	29,466	—	—	40,517	40,517
Depreciation and amortization	8,886	(6,843)	2,043	93,353	(34,006)	59,347	72,690	(21,439)	51,251	—	—	—	174,929	(62,288)	112,641
Development and preopening	5,119	(5,119)	—	177	—	177	10,976	(343)	10,633	—	—	—	16,272	(5,462)	10,810
Equity-based compensation expense	8,173	(8,173)	—	1,776	(1,776)	—	300	(300)	—	—	—	—	10,249	(10,249)	—
Other non-recurring costs	(1,341)	—	(1,341)	—	—	—	9,409	(7,164)	2,245	—	—	—	8,068	(7,164)	904
Thunder Valley development fee	—	—	—	—	—	—	(1,500)	—	(1,500)	—	—	—	(1,500)	—	(1,500)
Write-downs and other charges at joint ventures (50%)	—	—	—	—	—	—	238,300	(238,244)	56	—	—	—	238,300	(238,244)	56
Preopening expense at joint ventures (50%)	—	—	—	—	—	—	58	(58)	—	—	—	—	58	(58)	—
Adjusted EBITDAM	$(2,409)	$(1,333)	$(3,742)	$174,618	$(1)	$174,617	$393,560	$(245,206)	$148,354	$(272,901)	$272,901	$—	$292,868	$26,361	$319,229

See the accompanying Notes to Pro Forma Condensed Consolidating Statements of Operations and Pro Forma Adjusted EBITDAM Reconciliation.

Station Casinos LLC

Pro Forma Condensed Consolidating Statement of Operations

(unaudited)

(in thousands)

	Year Ended December 31, 2009
	Parent			Guarantor Subsidiaries			Non-Guarantor Subsidiaries			Eliminations			Consolidated
	Historical	Pro Forma Adjustments (a)	Pro Forma	Historical	Pro Forma Adjustments (b)	Pro Forma	Historical	Pro Forma Adjustments (c)	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma
Net revenues	$26,457	$(25,876)	$581	$652,932	$—	$652,932	$840,836	$(257,994)	$582,842	$(281,978)	$281,978	$—	$1,238,247	$(1,892)	$1,236,355

Costs and expenses
Operating	—	—	—	325,638	—	325,638	263,210	(89)	263,121	—	—	—	588,848	(89)	588,759
Selling, general and administrative	(2,211)	—	(2,211)	130,671	(1,943)	128,728	140,742	(3,512)	137,230	—	—	—	269,202	(5,455)	263,747
Corporate	32,221	(28,308)	3,913	—	—	—	797	(797)	—	—	—	—	33,018	(29,105)	3,913
Development and preopening	2,261	(2,261)	—	82	—	82	9,671	—	9,671	—	—	—	12,014	(2,261)	9,753
Depreciation and amortization	7,758	(5,715)	2,043	95,829	(36,482)	59,347	126,670	(75,419)	51,251	—	—	—	230,257	(117,616)	112,641
Management fees	—	—	—	15,649	8,704	24,353	16,880	6,284	23,164	(32,529)	32,529	—	—	47,517	47,517
Rent expense	—	—	—	249,449	(249,449)	—	—	—	—	(249,449)	249,449	—	—	—	—
Impairment of goodwill	—	—	—	146,121	—	146,121	35,664	—	35,664	—	—	—	181,785	—	181,785
Impairment of other intangible assets	—	—	—	29,056	—	29,056	226,207	(126,433)	99,774	—	—	—	255,263	(126,433)	128,830
Impairment of other assets	1,432	—	1,432	3,599	—	3,599	834,782	(23,158)	811,624	—	—	—	839,813	(23,158)	816,655
Write-downs and other charges	3,915	—	3,915	2,371	—	2,371	14,814	(5,261)	9,553	—	—	—	21,100	(5,261)	15,839
	45,376	(36,284)	9,092	998,465	(279,170)	719,295	1,669,437	(228,385)	1,441,052	(281,978)	281,978	—	2,431,300	(261,861)	2,169,439
Operating loss	(18,919)	10,408	(8,511)	(345,533)	279,170	(66,363)	(828,601)	(29,609)	(858,210)	—	—	—	(1,193,053)	259,969	(933,084)
Equity in earnings of subsidiaries	(1,177,395)	80,571	(1,096,824)	—	—	—	—	—	—	1,177,395	(80,571)	1,096,824	—	—	—
Losses from joint ventures	—	—	—	—	—	—	(127,643)	21,018	(106,625)	—	—	—	(127,643)	21,018	(106,625)

Operating loss and losses from joint ventures	(1,196,314)	90,979	(1,105,335)	(345,533)	279,170	(66,363)	(956,244)	(8,591)	(964,835)	1,177,395	(80,571)	1,096,824	(1,320,696)	280,987	(1,039,709)
Gain on early retirement of debt	40,348	(40,348)	—	—	—	—	—	—	—	—	—	—	40,348	(40,348)	—
Change in fair value of derivative instruments	1,400	(1,400)	—	—	—	—	37,217	(37,217)	—	—	—	—	38,617	(38,617)	—
Interest expense, net	(140,662)	17,460	(123,202)	(189)	—	(189)	(187,656)	127,382	(60,274)	—	—	—	(328,507)	144,842	(183,665)
Interest and other expense from joint ventures	—	—	—	—	—	—	(40,802)	35,639	(5,163)	—	—	—	(40,802)	35,639	(5,163)
Intercompany interest expense, net	300	(300)	—	—	—	—	(300)	300	—	—	—	—	—	—	—

Loss before reorganization items and income taxes	(1,294,928)	66,391	(1,228,537)	(345,722)	279,170	(66,552)	(1,147,785)	117,513	(1,030,272)	1,177,395	(80,571)	1,096,824	(1,611,040)	382,503	(1,228,537)
Reorganization items	(260,519)	260,519	—	—	—	—	(115,369)	115,369	—	—	—	—	(375,888)	375,888	—

Loss before income taxes	(1,555,447)	326,910	(1,228,537)	(345,722)	279,170	(66,552)	(1,263,154)	232,882	(1,030,272)	1,177,395	(80,571)	1,096,824	(1,986,928)	758,391	(1,228,537)
Income tax benefit (provision)	(141,609)	141,609	—	120,065	(120,065)	—	311,416	(311,416)	—	—	—	—	289,872	(289,872)	—
Net loss	$(1,697,056)	$468,519	$(1,228,537)	$(225,657)	$159,105	$(66,552)	$(951,738)	$(78,534)	$(1,030,272)	$1,177,395	$(80,571)	$1,096,824	$(1,697,056)	$468,519	$(1,228,537)

See the accompanying Notes to Pro Forma Condensed Consolidating Statements of Operations and Pro Forma Adjusted EBITDAM Reconciliation.

Station Casinos LLC

Pro Forma Adjusted EBITDAM Reconciliation

(unaudited)

(in thousands)

	Year Ended December 31, 2009
	Parent			Guarantor Subsidiaries			Non-Guarantor Subsidiaries			Eliminations			Consolidated
	Historical	Pro Forma Adjustments (a)	Pro Forma	Historical	Pro Forma Adjustments (b)	Pro Forma	Historical	Pro Forma Adjustments (c)	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma
Net loss	$(1,697,056)	$468,519	$(1,228,537)	$(225,657)	$159,105	$(66,552)	$(951,738)	$(78,534)	$(1,030,272)	$1,177,395	$(80,571)	$1,096,824	$(1,697,056)	$468,519	$(1,228,537)
Income tax benefit (provision)	141,609	(141,609)	—	(120,065)	120,065	—	(311,416)	311,416	—	—	—	—	(289,872)	289,872	—
Reorganization items	260,519	(260,519)	—	—	—	—	115,369	(115,369)	—	—	—	—	375,888	(375,888)	—
Intercompany interest expense, net	(300)	300	—	—	—	—	300	(300)	—	—	—	—	—	—	—
Interest and other expense from joint ventures	—	—	—	—	—	—	40,802	(35,639)	5,163	—	—	—	40,802	(35,639)	5,163
Interest expense, net	140,662	(17,460)	123,202	189	—	189	187,656	(127,382)	60,274	—	—	—	328,507	(144,842)	183,665
Change in fair value of derivative instruments	(1,400)	1,400	—	—	—	—	(37,217)	37,217	—	—	—	—	(38,617)	38,617	—
Gain on early retirement of debt	(40,348)	40,348	—	—	—	—	—	—	—	—	—	—	(40,348)	40,348	—
Equity in earnings of subsidiaries	1,177,395	(80,571)	1,096,824	—	—	—	—	—	—	(1,177,395)	80,571	(1,096,824)	—	—	—
Write-downs and other charges	3,915	—	3,915	2,371	—	2,371	14,814	(5,261)	9,553	—	—	—	21,100	(5,261)	15,839
Impairment of other assets	1,432	—	1,432	3,599	—	3,599	834,782	(23,158)	811,624	—	—	—	839,813	(23,158)	816,655
Impairment of other intangible assets	—	—	—	29,056	—	29,056	226,207	(126,433)	99,774	—	—	—	255,263	(126,433)	128,830
Impairment of goodwill	—	—	—	146,121	—	146,121	35,664	—	35,664	—	—	—	181,785	—	181,785
Rent expense	—	—	—	249,449	(249,449)	—	—	—	—	(249,449)	249,449	—	—	—	—
Management fees	—	—	—	15,649	8,704	24,353	16,880	6,284	23,164	(32,529)	32,529	—	—	47,517	47,517
Depreciation and amortization	7,758	(5,715)	2,043	95,829	(36,482)	59,347	126,670	(75,419)	51,251	—	—	—	230,257	(117,616)	112,641
Development and preopening	2,261	(2,261)	—	82	—	82	9,671	—	9,671	—	—	—	12,014	(2,261)	9,753
Equity-based compensation expense	8,296	(8,296)	—	1,943	(1,943)	—	409	(409)	—	—	—	—	10,648	(10,648)	—
Other non-recurring costs	(2,335)	—	(2,335)	—	—	—	173	—	173	—	—	—	(2,162)	—	(2,162)
Thunder Valley development fee	—	—	—	—	—	—	(2,500)	—	(2,500)	—	—	—	(2,500)	—	(2,500)
Executive buyout at Thunder Valley (24%)	—	—	—	—	—	—	930	—	930	—	—	—	930	—	930
Write-downs and other charges at joint ventures (50%)	—	—	—	—	—	—	125,817	(19,275)	106,542	—	—	—	125,817	(19,275)	106,542
Preopening expense at joint ventures (50%)	—	—	—	—	—	—	75	(75)	—	—	—	—	75	(75)	—
Depreciation and amortization of investments in joint ventures	—	—	—	—	—	—	136	(136)	—	—	—	—	136	(136)	—
Adjusted EBITDAM	$2,408	$(5,864)	$(3,456)	$198,566	$—	$198,566	$433,484	$(252,473)	$181,011	$(281,978)	$281,978	$—	$352,480	$23,641	$376,121

See the accompanying Notes to Pro Forma Condensed Consolidating Statements of Operations and Pro Forma Adjusted EBITDAM Reconciliation.

Station Casinos LLC

Pro Forma Condensed Consolidating Statement of Operations

(unaudited)

(in thousands)

	Year Ended December 31, 2008
	Parent			Guarantor Subsidiaries			Non-Guarantor Subsidiaries			Eliminations			Consolidated
	Historical	Pro Forma Adjustments (a)	Pro Forma	Historical	Pro Forma Adjustments (b)	Pro Forma	Historical	Pro Forma Adjustments (c)	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma
Net revenues	$30,407	$(30,385)	$22	$780,120	$—	$780,120	$767,458	$(14,411)	$753,047	$(279,834)	$279,834	$—	$1,298,151	$235,038	$1,533,189

Costs and expenses
Operating	—	—	—	369,801	(2,222)	367,579	212,275	120,270	332,545	—	—	—	582,076	118,048	700,124
Selling, general and administrative	—	—	—	145,616	—	145,616	104,998	41,796	146,794	—	—	—	250,614	41,796	292,410
Corporate	35,722	(31,809)	3,913	—	—	—	307	(307)	—	—	—	—	36,029	(32,116)	3,913
Development and preopening	3,398	(3,398)	—	140	—	140	10,058	—	10,058	—	—	—	13,596	(3,398)	10,198
Depreciation and amortization	8,262	(6,219)	2,043	106,788	(47,441)	59,347	111,766	(60,515)	51,251	—	—	—	226,816	(114,175)	112,641
Management fees	—	—	—	17,876	12,220	30,096	12,509	17,297	29,806	(30,385)	30,385	—	—	59,902	59,902
Rent expense	—	—	—	249,449	(249,449)	—	—	—	—	(249,449)	249,449	—	—	—	—
Impairment of goodwill	1,088,634	—	1,088,634	888,083	—	888,083	618,275	—	618,275	—	—	—	2,594,992	—	2,594,992
Impairment of other intangible assets	—	—	—	191,425	—	191,425	135,901	—	135,901	—	—	—	327,326	—	327,326
Impairment of other assets	—	—	—	—	—	—	420,929	—	420,929	—	—	—	420,929	—	420,929
Write-downs and other charges	14,208	—	14,208	7,625	—	7,625	40,792	(29)	40,763	—	—	—	62,625	(29)	62,596
	1,150,224	(41,426)	1,108,798	1,976,803	(286,892)	1,689,911	1,667,810	118,512	1,786,322	(279,834)	279,834	—	4,515,003	70,028	4,585,031
Operating loss	(1,119,817)	11,041	(1,108,776)	(1,196,683)	286,892	(909,791)	(900,352)	(132,923)	(1,033,275)	—	—	—	(3,216,852)	165,010	(3,051,842)
Equity in earnings of subsidiaries	(2,309,024)	303,011	(2,006,013)	—	—	—	—	—	—	2,309,024	(303,011)	2,006,013	—	—	—
Earnings from joint ventures	—	—	—	—	—	—	17,020	(16,973)	47	—	—	—	17,020	(16,973)	47
Operating loss and earnings from joint ventures	(3,428,841)	314,052	(3,114,789)	(1,196,683)	286,892	(909,791)	(883,332)	(149,896)	(1,033,228)	2,309,024	(303,011)	2,006,013	(3,199,832)	148,037	(3,051,795)
Change in fair value of derivative instruments	(5,960)	5,960	—	—	—	—	(17,097)	17,097	—	—	—	—	(23,057)	23,057	—
Interest expense, net	(210,642)	83,656	(126,986)	(88)	—	(88)	(168,583)	111,926	(56,657)	—	—	—	(379,313)	195,582	(183,731)
Interest and other expense from joint ventures	—	—	—	—	—	—	(47,643)	41,394	(6,249)	—	—	—	(47,643)	41,394	(6,249)
Loss before income taxes	(3,645,443)	403,668	(3,241,775)	(1,196,771)	286,892	(909,879)	(1,116,655)	20,521	(1,096,134)	2,309,024	(303,011)	2,006,013	(3,649,845)	408,070	(3,241,775)
Income tax benefit (provision)	376,943	(376,943)	—	398,980	(398,980)	—	(394,578)	394,578	—	—	—	—	381,345	(381,345)	—
Net loss	$(3,268,500)	$26,725	$(3,241,775)	$(797,791)	$(112,088)	$(909,879)	$(1,511,233)	$415,099	$(1,096,134)	$2,309,024	$(303,011)	$2,006,013	$(3,268,500)	$26,725	$(3,241,775)

See the accompanying Notes to Pro Forma Condensed Consolidating Statements of Operations and Pro Forma Adjusted EBITDAM Reconciliation.

Station Casinos LLC

Pro Forma Adjusted EBITDAM Reconciliation

(unaudited)

(in thousands)

Year Ended December 31, 2008
Parent			Guarantor Subsidiaries			Non-Guarantor Subsidiaries			Eliminations			Consolidated
Historical	Pro Forma Adjustments (a)	Pro Forma	Historical	Pro Forma Adjustments (b)	Pro Forma	Historical	Pro Forma Adjustments (c)	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma	Historical	Pro Forma Adjustments	Pro Forma
Net loss	$(3,268,500)	$26,725	$(3,241,775)	$(797,791)	$(112,088)	$(909,879)	$(1,511,233)	$415,099	$(1,096,134)	$2,309,024	$(303,011)	$2,006,013	$(3,268,500)	$26,725	$(3,241,775)
Income tax benefit (provision)	(376,943)	376,943	—	(398,980)	398,980	—	394,578	(394,578)	—	—	—	—	(381,345)	381,345	—
Interest and other expense from joint ventures	—	—	—	—	—	—	47,643	(41,394)	6,249	—	—	—	47,643	(41,394)	6,249
Interest expense, net	210,642	(83,656)	126,986	88	—	88	168,583	(111,926)	56,657	—	—	—	379,313	(195,582)	183,731
Change in fair value of derivative instruments	5,960	(5,960)	—	—	—	—	17,097	(17,097)	—	—	—	—	23,057	(23,057)	—
Equity in earnings of subsidiaries	2,309,024	(303,011)	2,006,013	—	—	—	—	—	—	(2,309,024)	303,011	(2,006,013)	—	—	—
Write-downs and other charges	14,208	—	14,208	7,625	—	7,625	40,792	(29)	40,763	—	—	—	62,625	(29)	62,596
Impairment of other assets	—	—	—	—	—	—	420,929	—	420,929	—	—	—	420,929	—	420,929
Impairment of other intangible assets	—	—	—	191,425	—	191,425	135,901	—	135,901	—	—	—	327,326	—	327,326
Impairment of goodwill	1,088,634	—	1,088,634	888,083	—	888,083	618,275	—	618,275	—	—	—	2,594,992	—	2,594,992
Rent expense	—	—	—	249,449	(249,449)	—	—	—	—	(249,449)	249,449	—	—	—	—
Management fees	—	—	—	17,876	12,220	30,096	12,509	17,297	29,806	(30,385)	30,385	—	—	59,902	59,902
Depreciation and amortization	8,262	(6,219)	2,043	106,788	(47,441)	59,347	111,766	(60,515)	51,251	—	—	—	226,816	(114,175)	112,641
Development and preopening	3,398	(3,398)	—	140	—	140	10,058	—	10,058	—	—	—	13,596	(3,398)	10,198
Equity-based compensation expense	8,025	(8,025)	—	2,222	(2,222)	—	415	(415)	—	—	—	—	10,662	(10,662)	—
Other non-recurring costs	883	—	883	—	—	—	1,147	201	1,348	—	—	—	2,030	201	2,231
Referendum expenses at Thunder Valley (24%)	—	—	—	—	—	—	1,560	—	1,560	—	—	—	1,560	—	1,560
Write-downs and other charges at joint ventures (50%)	—	—	—	—	—	—	3	(3)	—	—	—	—	3	(3)	—
Preopening expense at joint ventures (50%)	—	—	—	—	—	—	7,289	(7,289)	—	—	—	—	7,289	(7,289)	—
Depreciation and amortization of investments in joint ventures	—	—	—	—	—	—	2,822	(2,822)	—	—	—	—	2,822	(2,822)	—
Adjusted EBITDAM	$3,593	$(6,601)	$(3,008)	$266,925	$—	$266,925	$480,134	$(203,471)	$276,663	$(279,834)	$279,834	$—	$470,818	$69,762	$540,580

See the accompanying Notes to Pro Forma Condensed Consolidating Statements of Operations and Pro Forma Adjusted EBITDAM Reconciliation.

Station Casinos LLC

Analysis of Pro Forma Interest Expense

Twelve Months Ended September 30, 2011

(unaudited)

(in thousands)

	Parent	Consolidated
Pro forma interest expense, net	$127,125	$191,157

Adjustments to reconcile pro forma interest expense to pro forma cash paid for interest:
Amortization of debt discount	(53,547)	(67,071)
Amortization of debt issue costs	(324)	(4,138)
Capitalized interest	4,694	5,761

Pro forma cash interest expense	$77,948	$125,709

See the accompanying Notes to Pro Forma Condensed Consolidating Statements of Operations and Pro Forma Adjusted EBITDAM Reconciliation.

Station Casinos LLC

Capital Expenditures

(unaudited)

(in thousands)

	Guarantor Subsidiaries	Parent and Non- Guarantor Subsidiaries	Consolidated
Twelve months ended September 30,
2011	$27,092	$15,118	$42,210
2010	31,128	12,810	43,938

Nine months ended September 30,
2011	23,025	8,948	31,973
2010	20,485	6,362	26,847

Year ended December 31,
2010	24,552	12,532	37,084
2009	36,179	37,182	73,361
2008	87,928	96,321	184,249

Notes to Pro Forma Condensed Consolidating Statements of Operations

and Pro Forma Adjusted EBITDAM Reconciliation

(a)  Pro forma adjustments include elimination of intercompany management fee revenue, costs eliminated as a result of the restructuring, elimination of share-based compensation expense, adjustment to depreciation and amortization expense as a result of resetting the carrying values of assets and liabilities to their estimated fair values in connection with fresh-start reporting, adjustments to interest expense as a result of the Restructuring Transactions, the conversion of a portion of the Company’s new debt from a variable rate to a fixed rate and the entry into a new floating-to-fixed interest rate swap, elimination of intercompany interest expense, elimination of historical gains and losses on derivative instruments, and elimination of income taxes reflecting the status of the Company as a pass-through entity.

(b)  Pro forma adjustments include costs eliminated as a result of the restructuring, elimination of share-based compensation expense, adjustment to depreciation and amortization expense as a result of resetting the carrying values of the assets liabilities to their estimated fair values in connection with fresh-start reporting, adjustment to management fees expense for the elimination of intercompany management fees and the addition of the management fees payable to Fertitta Entertainment, elimination of intercompany rent expense and elimination of income taxes reflecting the status of the Company as a pass-through entity.

(c)  Pro forma adjustments include elimination of intercompany rent revenue, costs eliminated as a result of the restructuring, elimination of share-based compensation expense, adjustments to depreciation and amortization expense as a result of resetting the carrying values of assets and liabilities to their estimated fair values in connection with fresh-start reporting, adjustments to interest expense as a result of the Restructuring Transactions and the entry into new floating-to-fixed interest rate swaps, adjustment to management fees expense for the elimination of intercompany management fees and the addition of the management fees payable to Fertitta Entertainment, elimination of equity earnings and losses from GVR and Aliante Station, elimination of intercompany interest income and intercompany rent, elimination of historical gains and losses on derivative instruments , and elimination of income taxes reflecting the status of the Company as a pass-through entity.